UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2023

GOLUB CAPITAL PRIVATE CREDIT FUND
(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01555	92-2030260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

__ 200 Park Avenue, 25th Floor, New York, NY 10166_ _
                (Address of Principal Executive Offices)          (Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

____ ____
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
    Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Portfolio and Business Commentary

As of September 30, 2023, Golub Capital Private Credit Fund (the “Fund”) had investments in 153 portfolio companies with total fair value of approximately $1,179 million. As of September 30, 2023, approximately 100% of the Fund’s portfolio investments, based on fair value, were in first lien senior secured loans and equity and other securities represented an amount less than 1%. As of September 30, 2023, approximately 100% of the debt investments in the Fund’s portfolio based on fair value were floating rates and one debt investment representing an amount less than 1% had a fixed interest rate. As of September 30, 2023, the ten largest industries in which the Fund was invested, represented as a percentage of fair value, were as follows:

Industry	As of September 30, 2023
Software	20%
Insurance	8%
Automobiles	6%
Hotels, Restaurants and Leisure	6%
Healthcare Providers and Services	6%
Diversified Consumer Services	5%
Health Care Technology	5%
Professional Services	4%
Specialty Retail	4%
IT Services	4%

As of September 30, 2023, the Fund’s aggregate net asset value was approximately $653 million, the fair value of its portfolio investments was approximately $1,179 million, and it had approximately $572 million of debt outstanding. The Fund’s debt-to-equity leverage ratio as of September 30, 2023 was 0.88x.

Net Asset Value

The net asset value ("NAV") per share of each class of shares of the Fund as of September 30, 2023, as determined in accordance with the Fund’s valuation policy and procedures, is set forth below.

NAV Per Share as of September 30, 2023
Class I Common Shares	$25.00

As of September 30, 2023, no Class S Shares or Class D Shares of the Fund were outstanding.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE CREDIT FUND

Date: October 26, 2023	By: /s/ Christopher C. Ericson
Name: Christopher C. Ericson
Title: Chief Financial Officer and Treasurer